UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 26, 2007

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

150 North Michigan Avenue
Chicago, Illinois 60601
(Address of principal executive offices) (Zip Code)

(312) 346-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.                                          Results of Operations and Financial Condition.

On April 26, 2007, Smurfit-Stone Container Corporation (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal year 2007, which ended March 31, 2007, and certain plant closures which are described in Item 2.05 below.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 27, 2007, the Company will host an earnings call to discuss its first quarter financial results.  Attached hereto as Exhibit 99.2 and incorporated herein by reference are earnings call presentation materials which will be simulcast from the Company’s website at www.smurfit-stone.com.  The information contained in the website is not part of this report.

The information under Item 2.02 in this Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.05.                                          Costs Associated with Exit or Disposal Activities.

On April 26, 2007, the Company announced the closure of production capacity at two North American containerboard mills as part of its strategic initiatives plan.  The Company will permanently close the Carthage, Indiana and Los Angeles, California medium mills, with combined annual capacity of approximately 200,000 tons.  The Company expects to complete the closures over the next six months.  The previously idled machine at the Jacksonville, Florida mill with capacity to produce approximately 170,000 tons of containerboard will be restarted.

The Company expects to incur pre-tax restructuring charges of approximately $18 million during the remainder of 2007, approximately $11 million of which will be non-cash charges, as a result of the closings.

A copy of the Company’s press release announcing the closures is attached as Exhibit 99.1 to this Current Report.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that are based upon management’s expectations and beliefs concerning future events impacting the Company.  Certain matters contained herein including, but not limited to, information concerning the amount and timing of costs expected to be incurred with the closures and the nature of charges to be incurred, are based upon information available to Company management as of the date hereof.  These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict.  As a result, actual results may differ materially and adversely from those expressed in any forward-

looking statement.  Factors that may cause such a difference include, but are not limited to, higher than expected closure expenses, a delay in implementation of the closures, as well as other risks and uncertainties described in “forward-looking statements” in the Company’s annual report on Form 10-K for the year ended December 31, 2006, as updated from time to time in the Company’s Securities and Exchange Commission filings.  The Company undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release of Smurfit-Stone Container Corporation dated April 26, 2007.

99.2	Earnings call presentation slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 26, 2007

SMURFIT-STONE CONTAINER CORPORATION

		By:	/s/ Craig A. Hunt
		Name:	Craig A. Hunt
		Title:	Senior Vice President, Secretary and
General Counsel